SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2004

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3660 Wilshire Boulevard	90010
Los Angeles California
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name of former address, if changed since last report)

Item 12. Result of Operations and Financial Condition.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 12.	Result of Operations and Financial Condition.

On July 27, 2004, Hanmi Financial Corporation (the “Company”) announced via press release the Company’s preliminary results for its second quarter ended June 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. Following the issuance of this earnings release, the Company hosted an earnings call in which its preliminary results for the second quarter ended June 30, 2004 were discussed. The script for this earnings call is attached hereto as Exhibit 99.2.

Subsequently, the Company realized that its press release dated July 27, 2004 incorrectly stated average assets, return on average assets and return on average equity for the quarter ended June 30, 2004. The Company issued a press release on August 9, 2004 correcting this information. A copy of the Company’s press release dated August 9, 2004 is attached hereto as Exhibit 99.3.

This Form 8-K and the attached exhibits are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release, dated July 27, 2004, issued by Hanmi Financial Corporation
99.2	Script of earnings call, held on July 27, 2004, regarding second quarter results of Hanmi Financial
99.3	Press Release, dated August 9, 2004, issued by Hanmi Financial

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004	Hanmi Financial Corporation
	By:	/s/ Jae Whan Yoo
Jae Whan Yoo
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated July 27, 2004, issued by Hanmi Financial Corporation
99.2	Script of earnings call, held on July 27, 2004, regarding second quarter results of Hanmi Financial
99.3	Press Release, dated August 9, 2004, issued by Hanmi Financial

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